Exhibit 10.2

                                 AMENDMENT NO. 1
                                     TO THE
                            ASSET PURCHASE AGREEMENT


         THIS AMENDMENT NO. 1 TO THE ASSET PURCHASE AGREEMENT (the "Amendment") is made and entered into to be effective as of December 31, 2005, by and between Don Peay ("Seller") and World Trophy Outfitters, Inc., a Nevada corporation ("Buyer").

                                 R E C I T A L S

         A. The parties entered into an agreement captioned "Asset Purchase Agreement" (the "Asset Purchase Agreement") on the 19th day of January 2005. All capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Asset Purchase Agreement.

         B. The parties desire to amend the Asset Purchase Agreement to reflect an extension of the final payment date.

         NOW, THEREFORE, the parties hereto hereby amend the Asset Purchase Agreement as follows:

         1. Section 3 of the Asset Purchase Agreement is hereby amended to read in its entirety as follows:

         3. Payment. On the date hereof, Buyer shall pay to Seller, in cash, the amount of TEN THOUSAND DOLLARS ($10,000) (the "Initial Payment") on or before June 30, 2005. Buyer shall pay seller the remaining ONE HUNDRED TWENTY-THREE THOUSAND DOLLARS ($123,000) on or before January 31, 2007.

         2. The Asset Purchase Agreement shall remain in full force and effect and shall remain unaltered, except to the extent specifically amended herein.

         3. This Amendment may be signed in several counterparts, through the use of multiple signature pages appended to each original, and all such counterparts shall constitute one and the same instrument. Any counterpart to which is attached the signatures of all parties shall constitute an original of this Amendment.


         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on their behalf as of the date first written above.

WORLD TROPHY OUTFITTERS, INC.                           "SELLER"




By  /s/ Don Peay                                         /s/ Don Peay
-------------------------------                         ------------------------
Don Peay, President                                     Don Peay